Eagle Mid Cap Stock Fund
SUMMARY PROSPECTUS  |  8.15.2011 as supplemented 10.18.2011

Class R-6 HMRUX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information (“SAI”), Annual Report and other information about the Fund online at http://www.eagleasset.com/prospectus.htm. You can also get this information at no cost by calling 800.421.4184 or by sending an e-mail to EagleFundServices@eagleasset.com. The Fund’s Prospectus and SAI, both dated August 15, 2011, as supplemented October 18, 2011, are incorporated by reference into this Summary Prospectus.

Investment objective | The Eagle Mid Cap Stock Fund (“Mid Cap Stock Fund” or the “fund”) seeks long-term capital appreciation.

Fees and expenses | The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Mid Cap Stock Fund.

Shareholder fees (fees paid directly from your investment):	Class R-6
Maximum Sales Charge Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None
Redemption Fee (as a % of amount redeemed, if applicable)	None
Annual fund operating expenses (expenses deducted from fund assets):	Class R-6
Management Fees	0.55%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.13%
Shareholder Service Fees	0.00%
Remainder of Other Expenses	0.13%
Total Annual Fund Operating Expenses (a)	0.68%

(a) As the fund’s asset levels change, the fund’s fees and expenses may differ from those reflected in the preceding table. For example, as asset levels decline, expense ratios may increase. Eagle Asset Management, Inc. (“Eagle”) has contractually agreed to cap its management fee and/or reimburse certain expenses of the fund to the extent that annual operating expenses exceed 0.85% of the R-6 class’ average daily net assets through August 15, 2012. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies, dividends, extraordinary expenses and includes offset expense arrangements with the fund’s custodian. The Board of Trustees may agree to change fee limitations or reimbursements without the approval of fund shareholders. Any reimbursement of fund expenses or reduction in Eagle’s management fees is subject to reimbursement by the fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fund reimbursement.

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class	Year 1	Year 3	Year 5	Year 10
Class R-6	$69	$218	$379	$847

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 245% of the average value of its portfolio.

Principal investment strategies | During normal market conditions, the Mid Cap Stock Fund seeks to achieve its objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the stocks of mid-capitalization companies. The fund’s portfolio managers consider mid-capitalization companies to be those companies that, at the time of initial purchase, have market capitalizations that fall within the range of companies included in the Russell Midcap® Index during the most recent 12-month period. The Russell Midcap® Index ranged from approximately $939 million to $26 billion during the 12-month period ended June 30, 2011.

The fund will invest primarily in the stocks of companies that the portfolio managers believe may be rapidly developing their business franchises, services and products, and have above-average earnings, cash flow and/or growth at a discount from their market value. The portfolio managers focus on common stocks of mid-capitalization companies that are believed to have sustainable advantages in their industries or sectors and fit within the portfolio management team’s growth and valuation guidelines. For this purpose, stocks include common and preferred stocks, warrants or rights exercisable into common or preferred stock, and securities convertible into common or preferred stock. The fund will sell securities when they no longer meet the portfolio managers’ investment criteria.

Principal risks | The greatest risk of investing in this fund is that you could lose money. The fund invests primarily in common stocks whose values increase and decrease in response to the activities of the companies that issued such stocks, general market conditions and/ or economic conditions. As a result, the fund’s net asset value (“NAV”) also increases and decreases. Investments in this fund are subject to the

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following primary risks and these risks are further explained in “Additional Information About Risk Factors”:

●	Growth stock risk is the risk of a lack of earnings increase or lack of dividend yield;
●	Portfolio turnover risk is the risk that performance may be adversely affected by a high rate of portfolio turnover, which generally leads to greater transaction and tax costs;
●	Sector risk is the risk of a fund holding a core portfolio of stocks invested in similar businesses which could all be affected by the same economic or market conditions;
●	Small- and mid-cap company risk arises because small- and mid-cap companies may have narrower commercial markets, less liquidity and less financial resources than large-cap companies;
●	Stock market risk is the risk of broad stock market decline or decline in particular holdings; and
●	Value stock risk arises from the possibility that a stock’s true value may not be fully realized by the market.

Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund’s returns for various periods with benchmark returns. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class A share performance from one year to another.  The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

Returns for Class R-6 shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that Class R-6 shares do not have the same expenses as Class A shares.

Year to date total return (Class A shares) as of June 30, 2011 was 2.90% (not annualized).

During 10 year period: (Class A Shares)	Return	Quarter ended
Best Quarter	20.74%	June 30, 2001
Worst Quarter	(22.89)%	December 31, 2008

The returns in the preceding tables do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.

Average annual total returns (for the periods ended December 31, 2010):
Fund return (after deduction of sales charges and expenses)
Share Class	Inception Date	1-yr	5-yr	10-yr
Class A – Return Before Taxes	11/6/97	14.68%	3.73%	6.42%
Return After Taxes on Distributions		14.68%	2.68%	5.64%
Return After Taxes on Distributions and Sale of Fund Shares		9.54%	2.78%	5.30%
Index (reflects no deduction for		1-yr	5-yr	10-yr
S&P MidCap 400 Index		26.64%	5.73%	7.16%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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Manager | Eagle Asset Management, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716, is the fund’s investment adviser.

Portfolio Managers | Todd McCallister, Ph.D., CFA®, Stacey Serafini Thomas, CFA® and Scott Renner are Co-Portfolio Managers of the fund and are jointly responsible for the day-to-day management of the fund’s investment portfolio. Dr. McCallister has served as the fund’s Portfolio Manager since its inception. Ms. Thomas served as the fund’s Assistant Portfolio Manager from 2000 to 2005 and as its Co-Portfolio Manager since 2005. Mr. Renner has served as the fund’s Co-Portfolio Manager since 2011.

Purchase and sale of fund shares |  Class R-6 shares can only be purchased through a qualifying retirement plan or Section 529 college savings plan. To be eligible, shares must be held through plan administrator level or omnibus accounts held on the books of the fund.  The minimum initial purchase amount for individual investors is set by the plan administrator.

Tax information | The dividends you receive from the fund generally will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case you may be subject to federal income tax upon withdrawal from such tax-deferred arrangement.

Payments to broker-dealers and other financial intermediaries | If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may influence the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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